UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report March 10, 2014

OxySure Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54137	71-0960725
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10880 John W. Elliott Drive, Suite 600, Frisco, TX	75033
(Address of principal executive offices)	(Zip Code)

(972) 294-6450
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

During the week of March 10, 2014, Julian Ross, the Company’s President and Chief Executive Officer, will present the Company’s business plan to institutional buyside investors during a non-deal roadshow in New York. A copy of the presentation slide deck the Company intends to use during the roadshow is included here as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1.      Presentation Slide Deck.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2014

OXYSURE SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Julian T. Ross
Julian T. Ross
ITS:	Chief Executive Officer, President
Chief Financial Officer, and Secretary